UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)

of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 29, 2012

University General Health System, Inc.

(a Nevada Corporation)

(Exact Name of Registrant as Specified in Charter)

000-54064	71-0822436
(Commission File Number)	(IRS Employer Identification Number)

7501 Fannin Street

Houston, Texas 77054

(713) 375-7100

(Telephone number, including area code of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	Changes in Registrant’s Certifying Accountant

(a) Dismissal of Independent Accountant Previously Engaged as Principal Accountant

On December 29, 2012, University General Health System, Inc. (the “Company”), at the direction of the Board of Directors (the “Board”) of the Company, dismissed Moss, Krusick & Associates, LLC (“MKA”) as the Company’s independent registered public accounting firm, effective December 29, 2012. MKA had served as the Company’s independent registered public accounting firm since March 9, 2011 and effective June 15, 2011 was approved by the Board to audit the Company’s consolidated financial statements for the year ended December 31, 2011.

During the year ended December 31, 2011 and through the date of this Form 8-K, there were no (1) disagreements with MKA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to its satisfaction would have caused MKA to make reference in its report on the Company’s consolidated financial statements for 2011 to the subject matter of the disagreement, or (2) “reportable events,” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

The audit report of MKA on the consolidated financial statements of the Company, as of and for the year ended December 31, 2011, did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except for modifications for going concern uncertainty.

The Company has provided MKA with a copy of the disclosures in this Form 8-K prior to the date that these disclosures were filed with the Securities and Exchange Commission (the “Commission”). The Company requested that MKA furnish to the Company a letter addressed to the Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. A copy of MKA’s letter, dated January 4, 2013, indicating that it is in agreement with such disclosures is attached as Exhibit 16.1 hereto.

(b) Engagement of New Independent Accountant as Principal Accountant

Effective December 29, 2012, the Company’s Board approved the engagement of Crowe Horwath LLP (“Crowe”) as the Company’s new independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2012.

During the Company’s two most recent fiscal years and the subsequent interim period preceding Crowe’s engagement, neither the Company nor anyone on behalf of the Company consulted with Crowe regarding the application of accounting principles to any specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements, and Crowe did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue or any matter that was the subject of a “disagreement” or a “reportable event,” as such terms are defined in Item 304(a)(1) of Regulation S-K.

Item 9.01 – Financial Statements and Exhibits

EXHIBIT	DESCRIPTION

16.1	Letter to Securities and Exchange Commission from Moss, Krusick & Associates, LLC dated January 4, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

University General Health System, Inc.

Date: January 4, 2013	By:	/s/ Hassan Chahadeh, M.D.
	Name: Title:	Hassan Chahadeh, M.D. Chief Executive Officer